             PUTNAM HARTFORD CAPITAL MANAGER PLUS (SERIES II AND IIR)
                              SEPARATE ACCOUNT TEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 333-101947



  SUPPLEMENT DATED DECEMBER 9, 2004 TO THE PROSPECTUS DATED NOVEMBER 1, 2004

           SUPPLEMENT DATED DECEMBER 9, 2004 TO YOUR PROSPECTUS

Subject to shareholder approval, the investment objective of Putnam VT Equity Income Fund will change on December 9, 2004.

If approved by the shareholders, the paragraph describing the investment objective in your prospectus in the section entitled "The Funds" is deleted and replaced with the following:

    Putnam VT Equity Income Fund - Seeks capital growth and current income.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5127